Exhibit 99.2

 INVESTOR DAY  November 13 th , 2025

2 2 Forward - Looking Statements This presentation contains forward - looking information and statements, within the meaning of applicable securities laws (collect ively, “forward - looking statements”), including, but not limited to, statements regarding future prospects and performance of Bausch + Lomb Corporation (“Bausch + Lomb”, the “Company ”, “we”, “us”, or “B+L”), our 2025 full year guidance, our three year financial targets (including targets for Company and segment level cc revenue CAGRs, projected Adj. EBI TDA margin (excl. Acq . IPR&D), annual adj. EPS (excl. Acq . IPR&D) growth rates, adjusted cash flow from operations to Adj. EBITDA (excl. Acq . IPR&D) conversion and net leverage), our strategic plan for meeting our financial targets and the steps thereof, our anticipated growth drivers and the expected timing and impact thereof, our investment grad e r ating target and framework for achieving same, our capital allocation priorities, our focus on pipeline innovation, the success of our pipeline products and R&D programs, the e xis tence of potential game changers in our pipeline and our ability to be the best in class or first product to market of its kind, anticipated approval and launch dates for our pipelin e p roducts, our estimates for potential peak sales for our pipeline products, franchises and businesses, our ability to outperform the market, our ability to expand into new categories and new and existing markets and to address new indications and disease states, our ability to successfully launch next generation versions of our existing products, our ability to focus on an d have success with disruptive innovation, the expected market acceptance and performance for certain of our pipeline products, the expected market size for certain of the markets i n w hich we expect to have products, and the timing of commencement and completion of clinical studies and other development work. Forward - looking statements may generally be identifi ed by the use of the words "anticipates," "expects,“ “predicts,” “projects,” “goals,” "intends," "plans," "should," "could," "would," "may,“ “might” "will,“ “strive,” "b elieves," "estimates," "potential," "target," “commit,” “forecast,” “outlook,” “guidance,” “tracking,” or "continue" and positive and negative variations or similar expressions, and phrases or sta tements that certain actions, events or results may, could, should or will be achieved, received or taken or will occur or result, and similar such expressions also identify forw ard - looking information. These forward - looking statements, including the Company’s 2025 full - year guidance and its three - year financial targets, are based upon the current expectations an d beliefs of management and are provided for the purpose of providing additional information about such expectations and beliefs, and readers are cautioned that these stateme nts may not be appropriate for other purposes. These forward - looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially f rom those described in the forward - looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in Bausch + Lomb’s filin gs with the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (the “CSA”) (including the Company’s Annual Report on Form 10 - K for the year ended December 31, 2024 (which was filed with the SEC and CSA on February 19, 2025) and its most recent quarterly filings), which factors are incorporated herein by refere nce . They also include risks relating to the development of our pipeline products, including the risk that our studies may not produce successful results or demonstrate safety and ef fic acy in humans, risks that our pre - clinical and clinical trials may be delayed (which, in turn, may delay the launch of these products) and risks that the regulatory approval of our pro ducts may be lengthy, costly and, ultimately, not successful. They also include risks relating to the launch and commercialization of our products, including risks relating to th e costs, required resources and unpredictability of commercial launches, risks that our products may not achieve the anticipated levels of market acceptance, which can result fr om a number of factors, many of which are outside of our control, risks that our products may experience negative publicity or reputational harm, competitive risks, such as our c omp etitors beating us to market or developing new or better technologies and risks that we may face supply interruptions with our finished products or components thereof, which, in turn , m ay impact our ability to successfully launch or commercialize our products. They also include risks and uncertainties respecting the proposed plan to separate the Company in to an independent, publicly traded company, separate from the remainder of Bausch Health Companies Inc. (“BHC”) (the “separation”), which include, but are not limited to, the exp ect ed benefits and costs of the separation, the expected timing of completion of the separation and its manner and terms (including that it may include the transfer of all or a porti on of BHC’s remaining direct or indirect equity interest in Bausch + Lomb to its shareholders (the “distribution”)), the expectation that, if the separation is to be effected through a dis tribution, then it will be completed following the achievement of targeted debt leverage ratios, subject to market conditions and receipt of applicable shareholder and other ne ces sary approvals and other factors (including those described in BHC’s public statements), the ability to complete the distribution considering the various conditions to the com ple tion of the distribution (some of which are outside the Company’s and BHC’s control, including conditions related to regulatory matters and receipt of applicable shareholder and oth er approvals), the impact of any potential sales or dispositions of the Company’s common shares by BHC (including in connection with a foreclosure on the Bausch + Lomb common sh are s owned by BHC that are or maybe pledged as collateral for certain of BHC’s debt), that market or other conditions are no longer favorable to completing the transacti on, that applicable shareholder, stock exchange, regulatory or other approval is not obtained on the terms or timelines anticipated or at all, business disruption during the pendency of or following the separation, diversion of management time on separation - related issues, retention of existing management team members, the reaction of customers and other parties to the separation, the structure of the distribution, the qualification of the distribution as a tax - free transaction for Canadian and/or U.S. federal income tax purposes (including whet her or not an advance ruling from the Canada Revenue Agency and/or the Internal Revenue Service will be sought or obtained), the ability of the Company and BHC to satisfy the con dit ions required to maintain the tax - free status of the distribution (some of which are beyond their control), other potential tax or other liabilities that may arise as a result of th e distribution, the potential dis - synergy costs resulting from the separation, the impact of the separation on relationships with customers, suppliers, employees and other business counter par ties, general economic conditions, conditions in the markets the Company is engaged in, behavior of customers, suppliers and competitors, technological developments and legal and re gulatory rules affecting the Company’s business. In particular, the Company can offer no assurance that the separation will occur at all, or that any such transaction will oc cur on the terms and timelines or in the manner anticipated by the Company and BHC. They also include risks and uncertainties relating to acquisitions and other business development tr ans actions the Company has completed or may, in the future, pursue and complete, including risks that pending transactions may not close, risks that the Company may not realize the expected benefits of those transactions on a timely basis or at all and, where applicable, risks relating to increased levels of debt as a result of debt incurred to finance suc h t ransactions, including in regards to compliance with our debt covenants. They also include the expected impact of the tariffs imposed by the U.S. and counter - tariffs or other retaliatory mea sures imposed on the U.S. by other countries and disruptions to global supply chains and other potential results as a result of these developments and our ability to successf ull y manage the expected impact of such tariffs and counter - tariffs and other measures, including the success of our planned actions and levers to manage these matters. Finally, th ey also include, but are not limited to, risks and uncertainties caused by or relating to a potential recession and other adverse economic conditions (such as heightened inflat ion and interest rates, fluctuations in exchange rates, imposition of and adverse changes to tariffs, duties and other trade protection measures and slower growth), which could adve rse ly impact our revenues, expenses and resulting margins. In addition, certain material factors and assumptions have been applied in making these forward - looking statements, inc luding the assumption that the risks and uncertainties outlined above will not cause actual results or events to differ materially from those described in these forwa rd - looking statements. In addition, Management has also made certain assumptions regarding our 2025 full - year guidance with respect to expectations regarding base performance growth, b usiness performance, currency impact, impacts of inflation, the company’s ability to offset the impact of tariffs in 2025 (based on the current tariff policy and the actions the company is taking to manage these measures), adjusted gross margin (non - GAAP), adjusted SG&A expense (non - GAAP) and the Company's ability to continue to manage such expense in the ma nner anticipated, interest expense (which will vary based on, among other things, interest rates and our indebtedness), adjusted tax rate, and full year capex and the ant icipated timing and extent of the Company's R&D expense. In addition, Management has also made certain assumptions regarding our three year financial targets, including thos e a ssumptions set out on Slide 96. References in this presentation to future launch dates refer to the anticipated launch dates for the applicable product, base d o n management’s estimates taking into account, among other things, the current stage of the development or regulatory pathway of such products, typical development, regulatory an d l aunch timelines for similar products and assumptions regarding sufficient supply availability for launch purposes. In addition, unless otherwise indicated, references in this pre sen tation to peak sales refer to the potential peak annual sales of the applicable product, franchise or business, based on management’s estimates, taking into account, among other thi ngs , sales of similar products, franchises and business. Readers are cautioned not to place undue reliance on any of these forward - looking statements. These forward - looking statements s peak only as of the date hereof. Bausch + Lomb undertakes no obligation to update any of these forward - looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes, unless required by law. The guidance and financial targets in this presentation are only effective as of the date given, November 13, 2025. Distribut ion or reference of this deck following November 13, 2025 does not constitute the Company updating or affirming such guidance or financial targets . Non - GAAP Information Non - GAAP Information: To supplement the financial measures prepared in accordance with U.S. generally accepted accounting princi ples (GAAP), the Company uses certain non - GAAP financial measures and ratios, including ( i ) Adjusted EBITDA excluding Acquired IPR&D, (ii) Adjusted EBITDA Margin excluding Acquired IPR&D, (iii) EBITDA, (iv) Adjusted Cash Flow from Operations, (v) Adjusted Cash Flow from Operations to Adj. EBITDA (excl. Acq . IPR&D) Conversion, (vi) constant currency (cc) revenue growth, (vii) Net Leverage, (viii) Adjusted Earnings per Share (EPS) Attributable to Bausch + Lomb Corporation (excluding Acquired IPR&D) Growth, (ix) Ad jus ted Tax Rate and (x) Adjusted R&D expense. Management uses some of these non - GAAP measures and ratios as key metrics in the evaluation of Company performance and the conso lidated financial results and, in part, in the determination of cash bonuses for its executive officers. The Company believes these non - GAAP measures and ratios are useful to investors in their assessment of our operating performance and the valuation of the Company. In addition, these non - GAAP measures and ratios, address questions the Company rou tinely receives from analysts and investors and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to mak e this data available to all investors. However, these measures and ratios are not prepared in accordance with GAAP nor do they have any standardized meaning under G AAP . In addition, other companies may use similarly titled non - GAAP financial measures and ratios that are calculated differently from the way we calculate such measures and ratios. Accordingly, our non - GAAP financial measures and ratios may not be comparable to such similarly titled non - GAAP measures and ratios of other companies. We caution i nvestors not to place undue reliance on such non - GAAP measures and ratios, but instead to consider them with the most directly comparable GAAP measures and ratios. Non - GAAP financial measures and ratios have limitations as analytical tools and should not be considered in isolation. They should be considered as a supplement to, not a s ubstitute for, or superior to, the corresponding measures calculated in accordance with GAAP. The reconciliations of these historic non - GAAP financial measures and ratios to the most directly comparable financial measures and ratios calculated and presented in accordance with GAAP are shown in the appendix hereto. However, for outlook purposes, the Company does not provide reconciliations of pr oje cted Constant Currency Revenue Growth to projected GAAP Revenue Growth, projected Adjusted EBITDA excluding Acquired IPR&D (non - GAAP) to projected GAAP net income (loss) , projected Adjusted EBITDA Margin excluding Acquired IPR&D (non - GAAP) to projected GAAP net income (loss) margin, projected Adjusted Cash Flow from Operations to projected Cash flow from operations/Cash used in operations (loss) attributable to Bausch + Lomb Corporation, or the components of projected net leverage to their GAA P e quivalents (project net debt to debt and projected Adjusted EBITDA excluding Acquired IPR&D (non - GAAP) to projected GAAP net income (loss)), or projected Adjusted EPS Attributable to Bausch + Lomb (excl. Acq . IPR&D) to projected Diluted income per share attributable to Bausch + Lomb Corporation (“GAAP EPS”) in each case, due to the inherent d iff iculty in forecasting and quantifying certain amounts that are necessary for such reconciliations. These amounts may be material and, therefore, could result in the GAAP m eas ure djusted Earnings per Share (EPS) Attributable to Bausch + Lomb Corporation (excluding Acquired IPR&D) Growth and (iv) Adjusted Tax Rate. Management uses some of these or r ati o being materially different from the projected non - GAAP measure or ratio. For further information on non - GAAP financial measures and ratios, please see the Appendix. Disclaimers

AGENDA

Welcome & Introduction	**Brent Saunders**, *Chairman and CEO*
Financial Outlook	**Sam Eldessouky**, *Executive Vice President and CFO*
R&D Innovation	**Yehia Hashad, MD**, *Executive Vice President, R&D and CMO*
Consumer	**John Ferris**, *President, Consumer* **Mayssa Attar, Ph.D.**, *Senior Vice President, Pharmaceuticals and Consumer R&D*
Pharmaceuticals	**Andrew Stewart**, *President, Global Pharmaceuticals and International Consumer* **Mayssa Attar, Ph.D.**, *Senior Vice President, Pharmaceuticals and Consumer R&D*
Break & Product Exhibition	
Contact Lens	**Yang Yang**, *President, Vision Care* **Bryan Reed,** *Vice President, Vision Care R&D*
Surgical	**Luc Bonnefoy**, *President, Surgical* **Kelly Swaim, MD**, *Senior Vice President, Surgical R&D*
Physician Panel	**Moderator: Cathleen McCabe, MD,** *Strategic Medical Advisor, Bausch + Lomb*
Q&A	**Bausch + Lomb Leadership**

BAUSCH+LOMB | FOCUS FORWARD

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BRENT SAUNDERS CHAIRMAN & CHIEF EXECUTIVE OFFICER 4

Mediocrity hides behind ‘good enough.’ Excellence burns right through it. 5

SAM ELDESSOUKY EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER 6

Now Entering Next Phase of Our Strategy Expand Profitability Maintain Growth Momentum Advance R&D Pipeline Continue To Deliver Above Market Revenue Growth Drive Step Change Margin Expansion Profile Significant Upside Potential Beyond 2028 7 1 1. See Slide 2 for further information on forward - looking statements.

Strategy to Deliver *Financial Excellence* Across All Key Metrics[1,4]



Above-Market Revenue Growth	Meaningful Margin Expansion	Robust EPS Growth	Solid Cash Flow Generation	Strong Balance Sheet
5 – 7% 2025-2028 CC REVENUE CAGR[2,3]	**~23%** ADJ. EBITDA MARGIN (EX. ACQ. IPR&D)[3] IN 2028	**Double Digit** ADJ. EPS GROWTH[3,5] 2026-2028	**~50%** ADJ. CASH FLOW FROM OPERATIONS TO ADJ. EBITDA CONVERSION IN 2028[3,5]	**~3.5x** NET LEVERAGE BY END OF 2028[3]

1. See Slide 2 for further information on forward-looking statements.
2. Constant currency. Compound Annual Growth Rate.
3. This is a non-GAAP measure or ratio. See Slide 2 and appendix for further information on non-GAAP measures and ratios.
4. The financial targets in this presentation are only effective as of the date given, November 13, 2025, and will not be updated or affirmed unless and until the Company publicly announces updated or affirmed financial targets. Distribution or reference of this deck following November 13, 2025, does not constitute the Company re-affirming financial targets See Slide 2 for further information on forward-looking statements.
5. Ex. Acq. IPR&D.

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Growth & *Meaningful* Margin Expansion

Reaffirming 2025 Guidance[1]	Preliminary 2026 View[1]	2028 Outlook[1]
$5.050 – $5.150B FY25 Revenue	**~5 – 7%** FY25-28 CC Revenue CAGR[2,3]	
$870 – $910M FY25 Adj. EBITDA (ex. Acq. IPR&D)[2] ~17% Margin	**~19%** FY26 Adj. EBITDA Margin (ex. Acq. IPR&D)[2] +200bps vs FY25	**~23%** FY28 Adj. EBITDA Margin (ex. Acq. IPR&D)[2] +600bps vs FY25

1. The guidance and outlook in this presentation is only effective as of the date given, November 13, 2025, and will not be updated or affirmed unless and until the Company publicly announces updated or affirmed guidance or outlook, as the case may be. Distribution or reference of this deck following November 13, 2025, does not constitute the Company re-affirming guidance or outlook. See Slide 2 for further information on forward-looking statements.
2. This is a non-GAAP measure or ratio. See Slide 2 and appendix for further information on non-GAAP measures and ratios.
3. Constant currency. Compound Annual Growth Rate.

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Broad-Based Growth Across Business[1]

Consumer	Contact Lens	Pharma	Surgical
5-7%	**5-7%**	**5-7%**	**6-8%**
FY25-28 CC REVENUE CAGR[1,2]	**FY25-28 CC REVENUE CAGR[1,2]**	**FY25-28 CC REVENUE CAGR[1,2]**	**FY25-28 CC REVENUE CAGR[1,2]**
Expand Leadership with Launch of Lumify Luxe	Maintain Strong Growth Trajectory in DD SiHy	Continue Miebo Growth Momentum	Growth in Premium IOL Portfolio
Capture Expanded AMD Market with AREDS3	Drive Growth in Ultra FRP and Biotrue ONEday	Drive Growth in Xiidra TRx and Revenue	Launch Into New Product Categories
Continue Market Leading Growth in Dry Eye	Position to Launch Segment Creating Innovation	Deliver Durable Growth in International Pharma	Unlock Pull-Through Sales in Consumables

1. See Slide 2 for further information on forward-looking statements. The financial targets in this presentation are only effective as of the date given, November 13, 2025, and will not be updated or affirmed unless and until the Company publicly announces updated or affirmed financial targets. Distribution or reference of this deck following November 13, 2025, does not constitute the Company re-affirming financial targets. Constant currency. Compound Annual Growth Rate.
2. This is a non-GAAP measure or ratio. See Slide 2 and appendix for further information on non-GAAP measures and ratios.

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Expanding Margins and Maintaining Focus on *Advancing Pipeline*



Adj. EBITDA Margin
(ex. Acq. IPR&D)1,2
~17%
+250 bps
Product Mix & Manufacturing Efficiencies
+400 bps
Operating Efficiencies & P&L Leverage
-50 bps
R&D Investment ~8% of Revenue
~23%
FY25E Adj. EBITDA Margin (ex. Acq. IPR&D)1,2
FY28E Adj. EBITDA Margin (ex. Acq. IPR&D)1,2

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1. The guidance and outlook in this presentation is only effective as of the date given, November 13, 2025, and will not be updated or affirmed unless and until the Company publicly announces guidance or outlook, as the case may be. Distribution or reference of this deck following November 13, 2025, does not constitute the Company re-affirming guidance or outlook. See Slide 2 for further information on forward-looking statements.
2. This is a non-GAAP measure or ratio. See Slide 2 and appendix for further information on non-GAAP measures and ratios.

11

Strong Cash Flow Generation

Adj. Cash Flow From Operations To Adj. EBITDA Conversion[1,2,3]


~35%
~50%
FY25E
FY28E

Strategic Focus to Optimize Working Capital Management

Net Leverage[2]

~3.5x

by end of 2028[1]

Targeting Investment Grade Rating in the Long-Term[1]

1. See Slide 2 for further information on forward-looking statements. The financial targets in this presentation are only effective as of the date given, November 13, 2025, and will not be updated or affirmed unless and until the Company publicly announces updated or affirmed financial targets. Distribution or reference of this deck following November 13, 2025, does not constitute the Company re-affirming financial targets.
2. This is a non-GAAP measure or ratio. See Slide 2 and Appendix for further information on non-GAAP measures and ratios.
3. Ex. Acq. IPR&D.

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13 Strategic M&A / BD&L Strengthen Balance Sheet Invest in Organic Growth • Drive commercial and operational excellence • Advance pipeline to deliver sustainable growth • Capacity expansion • Reduce net leverage 2 to ~3.5x by end of 2028 • Maintain framework for investment grade profile • Disciplined M&A / BD&L opportunities • Strategic partnerships to advance innovation Capital Allocation Priorities 1 1. See Slide 2 for further information on forward - looking statements. 2. This is a non - GAAP measure or ratio. See Slide 2 and Appendix for further information on non - GAAP measures and ratios.

Drive Value with *Execution*[1,2]

2025 - 2028

5-7% 2025-2028 CC Revenue CAGR[1,2,3]	Above-Market Revenue Growth
~23% 2028 Adj. EBITDA Margin (ex. Acq. IPR&D)[3]	~600bps EBITDA Margin Expansion 2025-2028

Significant Pipeline *Upside*[1]

2028+

Pipeline to Drive Transformative Value with Potential Peak Sales

~$7B[4]

1. See Slide 2 for further information on forward-looking statements.
2. The financial targets in this presentation is only effective as of the date given, November 13, 2025, and will not be updated or affirmed unless and until the Company publicly announces financial targets, as the case may be. Distribution or reference of this deck following November 13, 2025 does not constitute the Company re-affirming financial targets. See Slide 2 for further information on forward-looking statements.
3. This is a non-GAAP measure or ratio. See Slide 2 and Appendix for further information on non-GAAP measures and ratios.
4. Represents total projected peak sales of pipeline products, with anticipated peaks staggered based on launch dates.

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3 Key Takeaways Durable Above - Market Growth Meaningful Margin Expansion Significant Upside Potential Beyond 2028 1 2 3 15 1 1. See Slide 2 for further information on forward - looking statements.

YEHIA HASHAD, MD EXECUTIVE VICE PRESIDENT, R&D & CHIEF MEDICAL OFFICER 16

Growth Engine with Top Industry Talent FOCUSED ON DISRUPTIVE INNOVATION: NEW CAPABILITIES IN DISEASE BIOLOGY ADVANCED FORMULATIONS MATERIAL SCIENCE R&D EMPLOYEES ACROSS 12 SITES GLOBALLY ~1K RECORD NUMBER OF NEW PRODUCT LAUNCHES IN LAST TWO YEARS >20 R&D PROJECTS IN PIPELINE WITH POTENTIAL GAME CHANGERS 1 >60 17 1. See Slide 2 for further information on forward - looking statements.

Pipeline Designed to Raise the Standard of Care across all business units Driving innovation into the next decade Steady stream of launches ~$7B potential peak sales Game changers 18 1. See Slide 2 for further information on forward - looking statements. 2. Represents total projected peak sales of pipeline products, with anticipated peaks staggered based on launch dates. 1 1 1,2 18

Clinically-Differentiated Consumer Brands[1]

Expand Market by Addressing all Stages of AMD

Launch Date: 1H26
Franchise Peak Sales: ~$600M



NEW EVOLVED FORMULA!
BAUSCH+LOMB
PreserVision
AREDS 3
Protects. Nourishes. Boosts.*
EYE DOCTOR #1 BRAND RECOMMENDED
Triple Action formula with unique B-Vitamin complex
120 Soft Gels
EYE VITAMIN AND MINERAL SUPPLEMENT

Enhanced Comfort with Addition of Hyaluronic Acid

Launch Date: 1H27
Franchise Peak Sales: ~$450M



BAUSCH+LOMB
LUMIFY
LUXE
BRIMONIDINE TARTRATE
OPHTHALMIC SOLUTION 0.025%
REDNESS RELIEVER EYE DROPS
WORKS IN 1 MINUTE
LASTS UP TO 8 HOURS
Sterile
0.25 FL OZ (7.5 mL)

Advanced Preservative-Free Lipid Based Formulation

Launch Date: 1H26
Franchise Peak Sales: ~$300M



PRESERVATIVE FREE
NEW!
BAUSCH+LOMB
blink
triple care
Dry Eye
Lubricating Eye Drops
3-in-1 Extended Relief
Instantly Soothes
Extra Long-Lasting Hydration
Dual-Action Moisture Seal
0.34 FL OZ (10 mL) STERILE

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1. See Slide 2 for further information on forward-looking statements.

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Potential *Game Changers* in Pharma[1]

First
dual-action therapeutic for evaporative and inflammatory DED

Launch Date: ~2029
Peak Sales: ~$0.7B

First
neurosensory agent to address ocular surface pain

Launch Date: ~2030
Peak Sales: ~$1.4B

First
glaucoma therapy to improve visual function through neuroprotection

Launch Date: ~2031
Peak Sales: ~$0.8B

First
therapeutic for intermediate AMD and best-in-class treatments for GA

Launch Date: 2030+
Peak Sales: >$1.0B

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1. See Slide 2 for further information on forward-looking statements.

Expanding in *Premium* Surgical Categories[1]


enVista
HYDROPHOBIC ACRYLIC IOL
BEYOND

EDOF LENS TO COMPLETE PREMIUM IOL PORTFOLIO

Launch Date: 2027
enVista Platform
Peak Sales: ~$300M

elios



FIRST CLINICALLY VALIDATED IMPLANT FREE MIGS EXCIMER LASER

Launch Date: 2H26 in U.S.
Peak Sales: ~$175M

seeNOVA



BEST-IN-CLASS CATARACT / RETINA COMBO SYSTEM

Launch Date: 2028
seeNOVA and Stellaris
Peak Sales: ~$450M

seeLYRA



NEXT GENERATION FEMTOSECOND LASER

Launch Date: 2H26
Peak Sales: ~$50M

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1. See Slide 2 for further information on forward-looking statements.

No Breakthrough Innovation in Contact Lens Industry for Over 25 Years 1999 22

Contact Lens Pipeline Designed with *Purpose*[1]

DRIVE **REVENUE GROWTH** ACROSS ALL MARKET CATEGORIES

DRIVE **MARGIN EXPANSION** BY LEVERAGING EXISTING MANUFACTURING PLATFORMS

PROJECT HALO

FIRST-OF-ITS-KIND BIOACTIVE CONTACT LENS MATERIAL

Launch Date: 2028
Peak Sales: ~$500M

2ND DD SIHY LENS INNOVATION DESIGNED FOR AFFORDABILITY

Launch Date: 2029
Peak Sales: ~$250M

PREMIUM FRP SIHY PROVIDING UNSURPASSED LENS COMFORT

Launch Date: 2029
Peak Sales: ~$300M

CUTTING-EDGE SIHY LENS DESIGN TO SLOW PROGRESSION OF MYOPIA

Launch Date: 2029
Peak Sales: ~$200M

1. See Slide 2 for further information on forward-looking statements.

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Steady Stream of Launches into Next Decade[1]



BLINK TRIPLE CARE PF
AREDS3 VITAMINS
ELIOS EXCIMER LASER MIGS
seeLYRA NEXT-GEN FEMTO LASER
LUMIFY LUXE
enVISTA BEYOND EDOF IOL
seeNOVA BEST-IN-CLASS CATARACT / RETINA COMBO
FIRST-OF-ITS-KIND BIOACTIVE CONTACT LENS
MYOPIA CONTROL CONTACT LENS
PREMIUM FRP SiHy CONTACT LENS
2ND DD SiHy CONTACT LENS
DUAL-ACTION DED EYE DROP
FIRST NEUROSENSORY AGENT FOR OSP
FIRST GLAUCOMA THERAPY TO IMPROVE VISION
GAME CHANGERS IN AMD / GA
2026
2027
2028
2029
2030+
Consumer
Surgical
Contact Lens
Pharmaceuticals

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1. See Slide 2 for further information on forward-looking statements.

Driving Disruptive Innovation Sustained Growth from New Launches Expanding Talent & Capabilities 1 2 3 3 Key Takeaways 25 1. See Slide 2 for further information on forward - looking statements. 1

JOHN FERRIS PRESIDENT, CONSUMER MAYSSA ATTAR, PH.D. SENIOR VICE PRESIDENT, PHARMACEUTICALS AND CONSUMER R&D 26

Track Record

of Outperformance in a Growing Market

B+L Consumer

#1

Global OTC
Eye Health Company[1]

Global Consumer Market[2]



+5% CAGR
~$8B
~$10B
2024
2028E[3]

Top Factors Fueling Category Growth	Growing consumer self care mindset	Rising prevalence of dry eye	Digital lifestyle and environmental factors	Aging population	Contact lens wear

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1. B+L Consumer Data Science. U.S. – Circana, Omnichannel as of July 2025. International – IQVIA, Flexview, Mat June 2025.
2. CLI, Euromonitor, Market Scope, BCG, DRG, Management estimates.
3. See Slide 2 for further information on forward-looking statements.

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Best - in - Class Portfolio of Hero Brands SUPERIOR VISION SCIENCE PROFESSIONAL RECOMMENDATION PREMIUM INNOVATION MODERN BRAND BUILDING POWERED WITH AI Our Winning Playbook 28 DIGITAL COMMERCE EXCELLENCE

PreserVision:

20 Years of Eye Vitamin Leadership, Backed by Extensive Clinical Studies[1,2,3]

Collaboration with the National Eye Institute (NEI)

+8%
5-Year CAGR (2019-2024)

#1
Eye Vitamin Brand: Most Studied and Recommended Formulation[1,2,3]

~93%
Market Share[4]

Potential to Expand Addressable Market by Treating Early AMD[5,6]



4M
17M
11M
Early AMD
Intermediate to Advanced AMD
Current Market Treating Intermediate to Advanced AMD
Total Addressable Market Early and Intermediate to Advanced AMD

BAUSCH+LOMB | FOCUS FORWARD

1. Age-Related Eye Disease Study Research Group. A randomized, placebo-controlled, clinical trial of high-dose supplementation with vitamins C and E, beta carotene, and zinc for age-related macular degeneration and vision loss: AREDS report no. 8. Arch Ophthalmol. 2001;119(10):1417-1436.
2. Age-Related Eye Disease Study 2 (AREDS2) Research Group, Chew EY, SanGiovanni JP, et al. Lutein/zeaxanthin for the treatment of age-related cataract: AREDS2 randomized trial report no. 4. JAMA Ophthalmol. 2013;131(7):843-850.
3. Chew EY, Clemons TE, Agrón E, et al. Long-term Outcomes of Adding Lutein/Zeaxanthin and ω-3 Fatty Acids to the AREDS Supplements on Age-Related Macular Degeneration Progression: AREDS2 Report 28. JAMA Ophthalmol. 2022;140(7):692-698.
4. B+L Consumer Data Science, Circana, Omnichannel L52WE 10-12-2025.
5. B+L Consumer Data Science, Circana, Total US Panel L52WE 10-05-2025.
6. B+L Consumer Data Science, IQVIA, Total US Study, Size of AMD NOV 2024.

29

The *Next* Generation of PreserVision: AREDS3

Advancing AMD Care with B-Vitamin Science

How it Works



B-Vitamins
AREDS2
Boosts Cell Metabolism
Reduces Inflammation
Lowers Oxidative Stress

B-Vitamin Clinical Data

A growing body of pre-clinical and clinical evidence highlights the critical role B-Vitamins play in supporting retinal health and reducing the risk of AMD

41% Decreased risk in developing visually significant AMD through daily supplementation with specific B-Vitamins[1]

51% Reduced risk of developing AMD with normal serum folate levels (≥10 nmol/L)[2]

BAUSCH + LOMB | FOCUS FORWARD

1. Christen et al., 2009 doi:10.1001/archinternmed.2008.574.
2. Merle et al., 2022 doi: 10.3390/nu14142821.

30

Human Genetics Support Inclusion of B-Vitamins in AREDS3[1,2]

1 **Gene Expression Profile following administration of nutritional supplement to iPSC-RPE cells derived from AMD patients. Distinct Transcriptomic Signatures related to retinal health.**

B-Vitamins Only



80
60
40
20
0
-Log10 Padj
-10
-5
0
5
10
Log2 fold change

Minimal differential gene expression relative to AREDS2

AREDS2 Only



80
60
40
20
0
-Log10 Padj
-10
-5
0
5
10
Log2 fold change

More robust differential gene expression relative to B-Vitamins only

AREDS3: AREDS2 + B-Vitamins



80
60
40
20
0
-Log10 Padj
-10
-5
0
5
10
Log2 fold change

Synergistic effects on differential gene expression with AREDS2 + B-Vitamins

2 **Human genetic analysis identified a genome-wide significant association pointing to Vitamin B metabolism as a potential protective factor in AMD progression**

character

BAUSCH+LOMB | FOCUS FORWARD

1. Data on file.
2. Model System: Induced pluripotent stem cells (iPSC) carrying alleles associated with a high risk of developing AMD differentiated into retinal pigment epithelial (RPE) cells that are critical to support photoreceptor health.

The information on this slide has been condensed for presentation clarity. Deeper insights into the combination of AREDS2 + B Vitamins have been obtained through additional data and analysis not shown here.

31

Beauty Enthusiasts Represent Continued Growth Engine Beauty Positioning Supports Premium Pricing BEAUTY ENTHUSIASTS 100M 2.9M LUMIFY USERS 32 #1 eye doctor recommended #1 share in redness relief 95% consumer satisfaction 1. IQVIA ProVoice Survey Q2 2025. 2. Circana MULO+ L52W 10.12.25. 3. MRI 2024 (100MM BEs), Circana Panel Data September 2025 (2.9MM LUMIFY users). 4. In Home Use Test, 2022. 1 2 4 3 Lumify is Now a Beauty Routine Essential

33 MEET THE

HA 2 is a moisturizer found naturally in the eye and a well - established ingredient in beauty and dry eye drops Formula selected for a balance of comfort , viscosity , and stability performance Viscosity optimized for an even more luxurious feel Expected Launch: 1H27 34 Introducing the Next Generation of Lumify Help Your Eyes Look Their Best & Feel Their Best 1. See Slide 2 for further information on forward - looking statements. 2. Hyaluronic acid. 1

Lumify Innovation

Brimonidine's Proven Redness Relief Combined with Well Established Safety and Tolerability[1]

Brimonidine


NH
N
N
H
N
Br
N

Hyaluronic Acid


OH
O
O
HO
OH
HO
O
O
OH
O
NH
O
n

B+L has filed for patent protection on scientific insights gained during the development and manufacturing of this novel innovative formulation

Best-in-class molecule

- ***Highly selective alpha 2 adrenergic receptor agonist***
- **Potent redness reduction**
- **Low risk of rebound redness or loss of efficacy**

Moisture Retaining

- ***Natural tear component***
- **Binds up to 1000X its weight in water to keep the eye moisturized**
- **Provides viscosity and elasticity that protects the eye from mechanical stress**

Novel formulation constituents allow for a 60% reduction in preservatives[2]

BAUSCH + LOMB | FOCUS FORWARD
35

1. Hyaluronic acid attributes are referenced from Hynnekleiv et al, Acta Ophthalmol. 2022: 100: 844–860.
2. Data on file.

36 sustained redness relief, with improvement compared to baseline through 10 hours 2 Onset as early as 30 seconds of study participants chose comfortable, cool or refreshing as the first word they would use to describe the new product 2 84% Successful Phase 3 Randomized Controlled Trial Complete 289 study participants treated with novel Lumify + HA N=578 of treatment with 1 week follow up post - treatment 4 weeks sites 11  Lumify + HA Phase 3 Results NDA Submission 1Q26 Planned for 1 1. See Slide 2 for further information on forward - looking statements. 2. Data on file.

40% of patients fail to administer eye drops correctly 3 33% of patients with dry eye symptoms treating with OTC products 2 Significant Opportunity to Expand in OTC Dry Eye Strong Global Position with Full Suite of Products Fastest Growing OTC Dry Eye Portfolio 4 +19% LTM Revenue Growth 5 150M adults in the U.S. experience symptoms of dry eye 1 1. MultiSponsor Surveys, Inc. The 2022 Study of Dry Eye Sufferers. August 2022. 2. 2022 Dry Eye Summary Report; Circana HH Panel % of HH’s; Total US All Outlets data ending Sept. 2024. 3. Mehuys E, C Delaey C, T Christiaens T, et al. Eye drop administration technique and problems reported by eye drop users. Eye. November 5, 2019. 4. B+L Consumer Data Science: Circana , L52we 7 - 2025 + IQVIA Flexview MAT June 2025. 5. Last twelve months as of Sept. 30, 2025. 37

INNOVATION IN FORMULATION Combined HA & Lipid Nano Emulsion for both Evaporative and Aqueous - Deficient Symptoms Formulated with HA to Boost and Retain Moisture Novel delivery system designed to improve dosing precision and enhance patient experience by “beating the blink” reflex Potential to become platform across Consumer and Pharma products 1 Beat the Blink TRIPLE CARE PF INNOVATION IN DELIVERY TECHNOLOGY 38 Beat the Blink 1. See Slide 2 for further information on forward - looking statements.

Clinically-Differentiated Consumer Brands[1]

Expand Market by Addressing all Stages of AMD

Launch Date: 1H26
Franchise Peak Sales: ~$600M



NEW EVOLVED FORMULA!
BAUSCH+LOMB
PreserVision
AREDS 3
Protects. Nourishes. Boosts.*
EYE DOCTOR #1 BRAND RECOMMENDED
Triple Action formula with unique B-Vitamin complex
120 Soft Gels
EYE VITAMIN AND MINERAL SUPPLEMENT
*These statements have not been evaluated by the Food and Drug Administration. This product is not intended to diagnose, treat, cure, or prevent any disease.

Enhanced Comfort with Addition of Hyaluronic Acid

Launch Date: 1H27
Franchise Peak Sales: ~$450M



BAUSCH+LOMB
LUMIFY
LUXE
BRIMONIDINE TARTRATE
OPHTHALMIC SOLUTION 0.025%
REDNESS RELIEVER EYE DROPS
WORKS IN 1 MINUTE
LASTS UP TO 8 HOURS
Sterile 0.25 FL OZ (7.5 mL)

Advanced Preservative-Free Lipid Based Formulation

Launch Date: 1H26
Franchise Peak Sales: ~$300M



PRESERVATIVE FREE
NEW!
BAUSCH+LOMB
blink
triple care
Dry Eye
Lubricating Eye Drops
3-in-1 Extended Relief
Instantly Soothes
Extra Long-Lasting Hydration
Dual-Action Moisture Seal
0.34 FL OZ (10 mL) STERILE

BAUSCH+LOMB | FOCUS FORWARD

1. See Slide 2 for further information on forward-looking statements.

39

3 Key Takeaways Proven Track Record of Above - Market Performance Winning Brands with Clear Runway for Growth Strong Pipeline of Clinically - Differentiated Products 1 2 3 40 1. See Slide 2 for further information on forward - looking statements. 1

ANDREW STEWART PRESIDENT, GLOBAL PHARMACEUTICALS AND INTERNATIONAL CONSUMER MAYSSA ATTAR, PH.D. SENIOR VICE PRESIDENT, PHARMACEUTICALS AND CONSUMER R&D 41

GLAUCOMA First therapy to improve visual function while lowering intraocular pressure AMD / GA Multiple “shots - on - goal” to transform AMD treatment and disrupt GA landscape DRY EYE First dual - action therapeutic to address both evaporative and inflammatory pathology OCULAR SURFACE PAIN First - in - class neurosensory targeted therapeutic for ocular surface pain Front of the Eye Back of the Eye 42 Building on the Strength of our Eye Care Platform Expanding leadership in ocular surface… …advancing pipeline of novel therapeutics in retina 1. See Slide 2 for further information on forward - looking statements. 1

43  Finely - Tuned & Proven  Commercialization Engine 43 Avg. Weekly TRx & Growth (% Y/Y) 1 Highest Rated field force Best eye health launch 2022 - 2024 Top 10 launches across all disease states +8% 10,108 11,992 12,833 14,618 20,001 25,269 26,991 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 18,825 20,201 21,101 22,901 21,522 22,567 22,708 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 +110% 43 1. IQVIA NPA Rapid Rx. Historical data was restated. 2. ZoomRx PET. 3. National Sales Perspective, National Prescription Audit, Patient Insights; Launch Center of Excellence , IQVIA. 4. National Sales Perspective; Launch Center of Excellence, IQVIA. 2 3 4

44 1. 2023 Dry Eye Products Markets Report, Market Scope, 2023. 2. MultiSponsor Surveys, Inc. The 2022 Study of Dry Eye Sufferers. August 2022. 3. Ophthalmic Comprehensive Reports. DED 2020 Ophthalmic Landscape Report: Global Analysis for 2019 to 2025, April 2021. 4. Clarivate Market Research 2024. 5. Mbagwu M. Characterization of discontinuation and switching patterns of dry eye disease medications using linked EHR registry an d claims data. Paper presented at: ASCRS Annual Meeting 2024; April 5 - 9, 2024; Boston, MA. U.S. adults experience symptoms of dry eye, with ~38M living with DED 2,3 Of DED patients discontinue initial medication within one year 5 Global dry eye disease market expected to nearly double by 2030 4 ~150M ~90% ~2x 93% of estimated U.S. population with DED is not treated with an Rx product 1 7% of diagnosed patients receive Rx DED treatment 1 Dry Eye Disease : Rising Unmet Need, Big Opportunity Comprehensive B+L Platform to Drive Market Penetration and Patient Adherence

Dry Eye Disease Dual-Action Eye Drop | Ocular Pain BL1332 | Glaucoma BL1107 | AMD Character Partnership | Geographic Atrophy CityTx Partnership | Geographic Atrophy BL1107 SR

Therapeutic Strategy to Elevate Standard of Care

Dry Eye is a Complex Disease

*"Dry eye is a **multifactorial**, symptomatic disease characterized by a **loss of homeostasis of the tear film and/or ocular surface**, in which tear film instability and hyperosmolarity, **ocular surface inflammation and damage**, and neurosensory abnormalities are etiological factors"*

"Updated TFOS DEWS III Definition

Disease Drivers and Therapeutics

Most dry eye is evaporative in nature

Miebo (perfluorohexyloctane ophthalmic solution)

Indicated to treat signs and symptoms of dry eye. Unique MOA.

Inflammation can be both a cause and a consequence of dry eye

Xiidra (lifitegrast ophthalmic solution)5%

Only anti-inflammatory eye drop approved for chronic use on the basis of treating a sign and symptom of dry eye.

Rationale for Dual-Action Eye Drop

- Lifitegrast (active in Xiidra) and perfluorohexyloctane (active in Miebo) act with distinct mechanisms
- Today, only single-action products
- Faster relief and larger treatment effect may be achieved with first dual-action eye drop to treat dry eye
- Anticipate superior improvement in signs and symptoms with improved tolerability

BAUSCH+LOMB | FOCUS FORWARD

45

Ocular Pain BL1332 Glaucoma BL1107 Geographic Atrophy BL1107 SR AMD Character Partnership Geographic Atrophy CityTx Partnership 46 Clinical study ongoing with data anticipated 2H26 2 • Designed to test dual - action of novel lifitegrast in Miebo formulation and superiority to Xiidra and Miebo in treating dry eye These attributes are designed to achieve: • Dual - action efficacy superior to Xiidra or Miebo • Improved tolerability Unique physiochemical properties of new formulation allows: • Reduced total lifitegrast dose compared to Xiidra • Smaller drop size that delivers efficacious dru g levels Ocular Surface Tissue Concentrations Cornea 1 Conjunctiva 1 Improved formulation designed to achieve superior dual - action efficacy with improved tolerability 0 10000 20000 30000 D o s e N o r m a l i z e d A U C 0 - t ( n g • h r / g ) Xiidra Lifitegrast in Miebo 0 100000 200000 300000 D o s e N o r m a l i z e d A U C 0 - t ( n g • h r / g ) Xiidra Lifitegrast in Miebo More tissue penetration when lifitegrast (active in Xiidra) is formulated with the active in Miebo Dry Eye Disease Dual - Action Eye Drop 1. Data on file. Single topical dose rabbit pharmacokinetics comparing Xiidra to lifitegrast in Miebo . 2. See Slide 2 for further information on forward - looking statements. Miebo - Based Formulation Delivers Lifitegrast More Efficiently More Efficient Drug Delivery

Dry Eye Disease Dual-Action Eye Drop | Ocular Pain BL1332 | Glaucoma BL1107 | AMD Character Partnership | Geographic Atrophy CityTx Partnership | Geographic Atrophy BL1107 SR

#1 Reason for ECP Visit is Ocular Discomfort & Pain[1]



Acute OSP

Steroids and NSAIDs not sufficient treatment for many patients developing AOSP

10-15%

Post-cataract and refractive surgery patients (4.5-5M patients annually)[2]

Other relevant conditions include

- Corneal abrasions
- Ocular infections
- Dry Eye flares

Chronic OSP

Significant proportion of patients inadequately treated for COSP

20-30%

Patients with Dry Eye and corneal diseases (10-15M patients)[3]

5-15%

Patients post-surgery (0.4M patients)[3]



1. Shapiro JN, Abuzaitoun RO, Pan Y, et al. Health care use for eye pain. JAMA Ophthalmol. 2024;142:655–60.
2. IQVIA market scope on cataract surgery of 2021.
3. PMR2022.

BAUSCH+LOMB | FOCUS FORWARD

47

 No Glaucoma Therapeutic Exists to Treat the Vision Threatening Neurodegenerative Pathology 48 35% of patients with glaucoma have vision - affecting glaucoma 1 Normal Vision Glaucoma GLAUCOMA CONTINUES TO BE THE “SILENT THIEF OF SIGHT” 4.2M i ndividuals in U.S. have glaucoma 1 Ocular Pain BL1332 Glaucoma BL1107 Geographic Atrophy BL1107 SR AMD Character Partnership Geographic Atrophy CityTx Partnership Dry Eye Disease Dual - Action Eye Drop 1. https://jamanetwork.com/journals/jamaophthalmology/fullarticle/2824476.

Dry Eye Disease Dual-Action Eye Drop | Ocular Pain BL1332 | Glaucoma BL1107 | AMD Character Partnership | Geographic Atrophy CityTx Partnership | Geographic Atrophy BL1107 SR

TRPV1 Antagonism to Treat Ocular Surface Pain

Cornea has Highest Density of Sensory Nerve Endings


conjunctiva
cornea
most densely innervated tissue

TRPV1 ion channels represent a primary sensor of pain

TRPV1 antagonists block the cascade leading to pain

Target Rationale

Target TRPV1; transient receptor potential vanilloid subtype 1; nociceptor

Function Cell surface receptor ion channel critical for sensing of nociceptive and thermal inflammatory pain[1]

Ocular Tissue Distribution Cornea, Conjunctiva, peripheral and central terminals of sensory neurons[2]

MOA Non-competitive antagonist of TRPV1

Molecules

BL1312 Achieved positive clinical POC


HO
N
N
CH3
CH3
O
N

BL1332 More potent water-soluble molecule


CF3
O
F
N
N
H
F
HO
OH

BAUSCH + LOMB | FOCUS FORWARD

1. Premkumar LS, Sikand P. TRPV1: A target for next generation analgesics. Curr Neuropharmacol. 2008;6(2):151–16.
2. InTech-Transient_receptor_potential_trp_channels_in_the_eye.pdf (intechopen.com); ocular figure created with Biorender.

49

50 Data - Informed Development of TRPV1 Antagonist Ocular Pain BL1312 and BL1332 Glaucoma BL1107 Geographic Atrophy BL1107 SR AMD Character Partnership Geographic Atrophy CityTx Partnership Ocular Pain BL1332 50 Dry Eye Disease Dual - Action Eye Drop 1. Data on file pharmacokinetic human cornea simulation and nonclinical capsaincin model. 2. See Slide 2 for further information on forward - looking statements. BL1312 Clinical Data Guide Strategy Developing More Potent BL1332 0 1000 2000 3000 4000 5000 6000 0 12 24 36 48 60 72 Concentration (ng/g) Time More potent BL1332 molecule formulated to maximize tissue exposure to block ocular pain signaling Maximize efficacy by increasing drug exposure Capsaicin - Induced Nonclinical Model for Evaluating Analgesic Efficacy 1 Increased potency translates to increased efficacy 1.5% 2X/day 2.5% 4X/day + POC Effective pain relief Not effective pain relief 0 5 10 15 20 25 30 Vehicle BL1312 BL1332 Eye Wipe Response BL1332 Phase 1 complete and highest dose was safe and well tolerated BL1332 Phase 2 POC planned to initiate 1H26 2 Simulated Human Cornea BL1312 Concentrations 1 ***

Dry Eye Disease Dual-Action Eye Drop | Ocular Pain BL1332 | Glaucoma BL1107 | AMD Character Partnership | Geographic Atrophy CityTx Partnership | Geographic Atrophy BL1107 SR

Addressing Neurodegenerative Vision Loss in Glaucoma


Glaucoma is a Neurodegenerative Disease
RG cells
RG cell axons
Apoptotic degeneration of RG cells
Rim loss & cup enlargement
Glaucomatous cupping
Posterior displacement & thinning of LC
Distortion & loss of RG cell axons in LC
Disrupted axonal transport to and from LGN of thalamus
LGN
Shrinkage & atrophy of RG axons & LGN target relay neurons

Glaucoma is a **neurodegenerative disease** with loss of retinal ganglion cells and optic nerve injury

Studies show most patients with mild to moderate glaucoma have **macular damage** and **vision complaints under low luminance**[1,2]

No approved therapeutics to treat vision loss associated with glaucoma

Brimonidine-treated glaucoma patients were less likely to develop visual field loss compared to timolol even when IOP was decreased to the same extent.[3] Brimonidine is an **alpha2 adrenergic receptor (α2AR) agonist**

Mechanisms α2AR agonists improve vision:
1. Neurofunctional enhancement (improve vision in days to weeks)

2. Neuroprotection (protect from vision-loss over months)

BAUSCH+LOMB | FOCUS FORWARD

1. DOI: 10.1016/j.ajo.2019.08.024.
2. doi.org/10.1111/aos.13695.
3. DOI: 10.1016/j.ajo.2010.09.026; glaucoma neurodegeneration figure created in BioRender.

51

BL1107 is Designed to Target Vision - Threatening Disease 1. Data on file. 2. DOI: 10.1017/S0952523807070605 . Ocular Pain BL1332 Glaucoma BL1107 Geographic Atrophy BL1107 SR AMD Character Partnership Geographic Atrophy CityTx Partnership 52 Dry Eye Disease Dual - Action Eye Drop Rapidly improve vision via neurofunctional enhancement and long - term preserve vision via neuroprotection Enhanced retinal penetration combined with selective and potent α2B agonism should maximize vision benefits Next - Generation α2B AR Agonist Prodrug drives tissue penetration Selective and potent α2B agonism Tears AUC 0 - t ( ng•hr /mL) 0 50000 100000 150000 Prodrug Active drug Retina 0 500 1000 Prodrug Active drug AUC 0 - t ( ng•hr /mL) EC50 1 (Alpha2A) EC50 1 (Alpha2B) 0 10000 20000 30000 40000 -2 -1 0 1 2 3 4 0 2000 4000 6000 8000 -2 -1 0 1 2 3 4 RLU RLU Log10 ( nM ) Log10 ( nM ) More potent More potent α2B is widely expressed in retina & mediates beneficial effects on neuronal function 2 Molecular attributes to target vision - threatening disease Better penetration to retina More potent and selective agonism of relevant receptor

BL1107 Achieved Clinical POC: Improves Vision in Glaucoma Ocular Pain BL1332 Glaucoma BL1107 Geographic Atrophy BL1107 SR AMD Character Partnership Geographic Atrophy CityTx Partnership 53 Dry Eye Disease Dual - Action Eye Drop 1. Data on file. LL - BCVA: low luminance best corrected visual acuity; CFB: change from baseline; VF MD: visual field mean deviation . 2. See Slide 2 for further information on forward - looking statements. Ongoing larger Phase 2 study powered to demonstrate visual neuroenhancement effects is anticipated to readout 2H26 2 . These data will guide Phase 3 study design. % Subjects 4.3% 8.7% 4.5% 0% 5% 10% 15% 20% 12.5% 12.5% 9.1% 0.0% 0.0% 0.0% Study Eye BL 1107 0.15% Study Eye BL1107 0.40% Study Eye Timolol 0.5% 4.3% 13.0% 9.1% 0% 5% 10% 15% 20% 8.3% 16.7% 13.6% 8.3% 8.3% 8.3% Treated Fellow Eye BL 1107 0.15% Treated Fellow Eye BL1107 0.40% Treated Fellow Eye Timolol 0.5% Day 1 Day 4 Day 14 Day 1 Day 4 Day 14 Day 1 Day 4 Day 14 Comparing patients treated with BL1107 to timolol: • Greater proportion experienced ≥15 - letter gain in LL - BCVA • Statistically significant improvement in VF MD +1.4 dB +0.74 dB +2.36 dB +1.83 dB 0 1 2 3 p=0.046 p=0.002 p=0.290 p=0.012 BL1107 0.15% n=23 BL1107 0.4% n=24 LL - BCVA ≥15 - Letter Gain 1 Treatment Difference in Mean CFB at Day 14 in VF MD 1 Study Eye Treated Fellow Eye

Dry Eye Disease Dual-Action Eye Drop | Ocular Pain BL1332 | Glaucoma BL1107 | AMD Character Partnership | Geographic Atrophy CityTx Partnership | Geographic Atrophy BL1107 SR

Addressing Massive Unmet Needs for ~20M Americans with AMD/GA[1]

Intermediate Dry AMD



Geographic Atrophy



Currently approved therapies only slow lesion growth. B+L is targeting new treatments that could[2]:

- **Preserve vision by slowing disease progression**
- **Show greater reduction in rate of lesion growth and/or visual function**
- **Reduce CNV risk and lower rate of intraocular inflammation**
- **Reduce injection burden**

BAUSCH + LOMB | FOCUS FORWARD

1. Rein DB, Wittenborn JS, Burke-Conte Z, Gulia R, Robalik T, Ehrlich JR, Lundeen EA, Flaxman AD. Prevalence of Age-Related Macular Degeneration in the United States in 2019. JAMA Ophthalmology. 2022.
2. See Slide 2 for further information on forward-looking statements.

54

Dry Eye Disease Dual-Action Eye Drop | Ocular Pain BL1332 | Glaucoma BL1107 | AMD Character Partnership | Geographic Atrophy CityTx Partnership | Geographic Atrophy BL1107 SR

Strategy for Developing Complex Disease Treatments

Drugging a complex disease with many implicated mechanisms, no animal models recapitulating disease etiology, and slow disease progression

Difficult to select pharmacological targets that impact clinical disease endpoints in humans



Very slow and expensive to find out if preclinical science translates to humans

Strategy

1. Leverage human data to identify targets and patient selection criteria
2. Design optimal therapeutic modality and molecule
3. Best-in-class drug delivery approaches


RT
RETINA PIPELINE 2025
A VIEW INTO ONGOING INNOVATION
DRY AMD
C2
C4
C3
C5

Image Credit: Peter K. Kaiser, MD Retina Today 2025

BAUSCH+LOMB | FOCUS FORWARD
55

Dry Eye Disease Dual-Action Eye Drop | Ocular Pain BL1332 | Glaucoma BL1107 | AMD Character Partnership | Geographic Atrophy CityTx Partnership | Geographic Atrophy BL1107 SR

Precision Medicine Will Transform AMD Treatment[1]

Partnership grants exclusive access to integrated patient data platform and AI-powered analytical engine to drive novel intermediate AMD[2] and GA[2] drug discovery and development character

Strategic Advantage

Unique Patient Data Platform
Robust data set in place: imaging, EMR, genomics

Longitudinal Data Tracks Progression
Evaluate risk and rate of disease progression

Clinical Endpoints and Patient Stratification
Identify clinical endpoints that best track with disease progression and target specific patients

Prioritizing Drug Discovery
Biological pathways and pharmacological targets associated with patient disease progression

Progress

Identified >100 Novel Gene Locations	New insights into biological pathways and potential pharmacological targets associated with AMD progression in patients
Design Optimal Therapeutics	Best molecular attributes will be designed to drug committed pharmacological targets
2027 Development Candidate	Anticipate entering development with precision medicine guided therapeutic in 2027
Ongoing Value of Platform	+ Access to data platform can inform all AMD activities at B+L + Accelerated clinical development of novel candidates by ability to track and recontact patients and ECPs[2] for trial enrollment

Insights enable us to select the right patients for each target, accelerating development and improving the probability of success

1. See Slide 2 for further information on forward-looking statements.
2. AMD: age related macular degeneration; GA: geographic atrophy; ECP: eye care professional.

BAUSCH+LOMB | FOCUS FORWARD
56

Dry Eye Disease Dual-Action Eye Drop | Ocular Pain BL1332 | Glaucoma BL1107 | AMD Character Partnership | Geographic Atrophy CityTx Partnership | Geographic Atrophy BL1107 SR

Gene Silencing for Unprecedented Potency and Durability

Advantages of genetic medicine approach without the challenges of viral gene delivery

Local delivery into a small closed physiological space enhances target engagement and minimizes systemic safety risks	**Optimize drugging of clinically validated targets to de-risk overall development**	**Better molecules: more potent, efficient and specific**	**Better delivery: novel targeting ligands to enable robust delivery**

Broad retina distribution and robust target knockdown following intravitreal injection into mouse eye[1]


GCL
IPL
INL
OPL
ONL
RPE

Saline

Novel siRNA molecule

Novel siRNA molecule + Targeting ligand

Anticipate development candidate in 2H26

BAUSCH+LOMB | FOCUS FORWARD
57

1. Data on file for mouse IVT study.

Dry Eye Disease Dual-Action Eye Drop | Ocular Pain BL1332 | Glaucoma BL1107 | AMD Character Partnership | Geographic Atrophy CityTx Partnership | Geographic Atrophy BL1107 SR

BL1107 Sustained-Release Implant is a Superior GA Treatment

α2AR Agonist Slows GA Progression

- In 2 RCT, brimonidine slowed GA lesion growth but treatment effect was relatively small[1,2]
- Sustained release of an α2AR agonist feasible
- No increased risk of neovascular AMD or intraocular inflammation

BL1107 a Perfect Candidate for GA

- Specific for α2B in the retina
- Better retina penetration
- Compatible with sustained-release
- Potential for both improving vision and decreasing GA lesion growth

Development Path

Development enabled through partnership with ripple therapeutics

Anticipate development candidate in 2026 and approval in 2030+ for first small molecule sustained release implant for GA[3]

Criteria		Target Product Profile
Product Attributes	Indication	Treatment of GA secondary to AMD
	Treatment Frequency	Single IVT administration every 3-6 months
	Efficacy Outcomes	GA Lesion Growth and Vision
	Safety	Reduced rate of conversion to neovascular AMD Absence of severe complications such as retinal vasculitis and/or retinal vein occlusion

BAUSCH+LOMB | FOCUS FORWARD

1. 10.1097/IAE.0000000000002789.
2. 10.1016/j.oret.2023.03.001.
3. See Slide 2 for further information on forward-looking statements.

58

Opportunity for Pipeline to Deliver *~$3.9B* in Peak Sales[1,2]

Indication	Program	Thesis	Phase 3 Data	Launch Date	Peak Sales
Dry Eye	Dual-Action Eye Drop	First dual-action therapeutic for evaporative and inflammatory DED	~2028	~2029	~$0.7B
OSP	BL1332	First neurosensory agent to address ocular surface pain	~2029	~2030	~$1.4B
Glaucoma	BL1107	First glaucoma therapy to improve visual function through neuroprotection	~2030	~2031	~$0.8B
AMD/GA	Retina Pipeline	First therapeutic for intermediate AMD and best-in-class treatments for GA	2030+	2030+	>$1.0B

BAUSCH+LOMB | FOCUS FORWARD

1. See Slide 2 for further information on forward-looking statements.
2. Represents total projected peak sales of pipeline products, with anticipated peaks staggered based on launch dates.

59

1 2 3 Strengthening Leadership in Dry Eye Expanding Front of the Eye Platform Building Pipeline of Therapeutics in Retina 60 3 Key Takeaways 1. See Slide 2 for further information on forward - looking statements. 1

YANG YANG PRESIDENT, VISION CARE BRYAN REED VICE PRESIDENT, VISION CARE R&D 61

NO BREAKTHROUGH INNOVATION IN CONTACT LENS INDUSTRY FOR OVER 25 YEARS 62

Introducing the First Bioactive Contact Lens Material 63

B+L launches PureVision The first silicone hydrogel contact lens B+L launches SofLens The first mass - produced soft contact lens in the market  Creating a New Category of Contact Lenses 1971 1999 Hydrogel Silicone Hydrogel 2028 Bioactive Hyaluronic Acid Hydrogel The first bioactive contact lens 64 1. See Slide 2 for further information on forward - looking statements. 1

65 Double dose of bio - engineered HA. HA polymerized into lens and in solution. Re - engineered from the inside out.  A First - of - its - Kind Technology

Natural Found throughout the body in eyes, joints, skin Hydrating Acts as "nature's sponge" to provide maximum hydration Lubricating Reduces friction and mechanical stresses 1000x its weight in water Hyaluronic acid (HA) High - molecular - weight polysaccharide that can hold up to 1 66 1. https://pmc.ncbi.nlm.nih.gov/articles/PMC9733656/.

- 0 200 400 600 800 1000 1200 1400 -10 -5 0 5 10 15 20 25 Enzymatic Release of HA from Lens 2 ng/Lens Unmet Need: Increased contact lens dryness symptoms as day progresses When exposed to hyaluronidase, a natural enzyme in tears, HA is released from the lens surface Steady, consistent release profile through 19 hours of testing for improved end of day hydration and comfort 19.9% 49.8% 69.1% Time of Day Morning Afternoon Evening % of Contact Lens Wearers Who Report Dryness Symptoms 1 67 Bioactive Interacts with the Natural Biology of the Eye to Release HA HA Concentration in natural tear ng/mL HA enzymatic release (ng/Lens) 1. 2025 Symptom Tracker – US Based, Age 18 – 40, 222 Daily Disposable Wearers and 235 Frequent Replacement Wearers. 2. Data on file.

HA protects corneal epithelial cells’ metabolic activity after exposure to dry environment HA supports improved tear film stability by reducing evaporation Healthy oxygen permeability achieved without requiring silicone (Dk 65% higher than ISO prediction) Oxygen Flux 120 100 80 60 40 20 0 CELL ACTIVITY DESSICATION TIME (MINS) 0 10 20 30 40 50 Control Solution containing HA Solution without HA Desiccation Protection 1 % Oxygen Available to Cornea 0 10 20 30 40 50 60 70 80 90 100 98% 97% 93% Biotrue® ONEday Dailies Total1 88% 1 - Day Acuvue Moist 88% Dailies AquaComfort Plus INFUSE® Acuvue Oasys 1 - Day Precision1 & MyDay 98% 98% 97% Clariti 1 day 96%           % Oxygen Available to Cornea 1 Bioactive Lens 68 Optimal Hydration and Eye Health Cell and Evaporation Protection + Oxygen Permeability 1. Data on file. Oxygen Permeability

0% 20% 40% 60% 80% 100% 120% 140% 160% % INCREASE 14 840 13,440 blinks per minute blinks per hour blinks per 16 - hour day 69 Coefficient of Friction 1 Initiated external performance clinical in 4Q25 Unparalleled Comfort Lowest Coefficient of Friction Minimizes Interaction Between Eyelid & Lens 1. Data on file.

Contact Lens Pipeline Designed with *Purpose*[1]

DRIVE **REVENUE GROWTH** ACROSS ALL MARKET CATEGORIES

DRIVE **MARGIN EXPANSION** BY LEVERAGING EXISTING MANUFACTURING PLATFORMS

PROJECT HALO

FIRST-OF-ITS-KIND BIOACTIVE CONTACT LENS MATERIAL

Launch Date: 2028
Peak Sales: ~$500M

2ND DD SIHY LENS INNOVATION DESIGNED FOR AFFORDABILITY

Launch Date: 2029
Peak Sales: ~$250M

PREMIUM FRP SIHY PROVIDING UNSURPASSED LENS COMFORT

Launch Date: 2029
Peak Sales: ~$300M

CUTTING-EDGE SIHY LENS DESIGN TO SLOW PROGRESSION OF MYOPIA

Launch Date: 2029
Peak Sales: ~$200M

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1. See Slide 2 for further information on forward-looking statements.

Maintain Homeostasis Integrated with moisturizers, electrolytes and osmoprotectants Material Innovation Novel chemistry designed for high surface wettability Efficient Manufacturing Leverages existing equipment, minimal capital required Initiating external performance clinical study in 2026 2 Global Daily Silicone Hydrogel Market 1 $4.3B 2024 2028E 2 71 Next - Generation DD SiHy Accessible Innovation in Fastest Growing Lens Category $6.4B  +10% CAGR 2 1. Company estimates and independent industry research. 2. See Slide 2 for further information on forward - looking statements.

Unsurpassed Comfort Comfort of a daily and affordability of a monthly – optimized to balance hydration, breathability and resist deposits Crisp Clear Stable Vision Leverages proven optical designs across SVS, MF, Toric, MFT family B+L Lens Care Synergy Engineered to integrate seamlessly with B+L lens care portfolio Initiating external performance clinical study in 2026 2 Contact Lens Wearers by Modality FRP 60% 40 % Dailies FRP User Base Remains Large, with Limited Innovation 1 72 Premium FRP SiHy Designed to be the Premium FRP Lens in the Market 1. Company estimates and independent industry research. 2. See Slide 2 for further information on forward - looking statements.

Premium DD SiHy Material Cutting - Edge Lens Design Differentiated peripheral defocus design with 1) Multiple Zone Diameters 2) Dose Adjustment Across SKU Range “Made for Kids” Innovative customized approach to balance controlling myopia progression with daily vision needs Initiating registration clinical study in U.S. in 1H26 2 Myopia – Now and in 2050 1,2 Paired with 22% 33% 52% 2000 2020 2050E 2 4.9B 1.3B 2.6B Number of Myopes Myopia Prevalence (%) 73 DD SiHy Myopia Control Lens Novel Design to Control the Progression of Myopia 1. Report of the Joint World Health Organization – Brien Holden Vision Institute Global Scientific Meeting on Myopia, UNSW, 16 - 18 M arch 2015. 2. See Slide 2 for further information on forward - looking statements.

- Capturing Share in Fastest Growing DD SiHy Market Driving Segment - Creating Material Innovation Entering New Categories with High Unmet Need Addressing All Wearer Needs with Comprehensive Portfolio 74 3Q25 YTD CC 1 Revenue Growth 2  Global Contact Lens Market  +4%  Contact Lens  +6% Continuing to Outperform Market And Built Best - in - Class Pipeline to Sustain Leading Growth 1. Constant currency. This is a non - GAAP measure or ratio. Please see Slide 2 and Appendix for further information. 2. Management estimates and independent market research. 3. See Slide 2 for further information on forward - looking statements. 3

3 Key Takeaways Creating New Category of Contact Lenses Advancing Pipeline to Sustain Market Leading Growth 1 2 3 Leveraging Existing Platforms to Drive Margin 75 1. See Slide 2 for further information on forward - looking statements. 1

LUC BONNEFOY PRESIDENT, SURGICAL KELLY SWAIM, MD SENIOR VICE PRESIDENT, SURGICAL R&D 76

77 Global Surgical Market  +5% CAGR 2  2024  2028E 2  ~$13B  ~$16B Strategy to Drive Growth and Margin Expansion OWN THE OPERATING ROOM WITH “ONE - STOP SHOP” APPROACH TRANSFORM PORTFOLIO WITH STEADY STREAM OF LAUNCHES IN PREMIUM CATEGORIES RESHAPE MANUFACTURING AND SUPPLY NETWORK TO DRIVE MARGIN EXPANSION AND BEST - IN - CLASS SERVICE 1  Strong Performance in a Durable & Growing Market 1. Market Scope and management estimates. 2. See Slide 2 for further information on forward - looking statements. 2

 Own the Operating Room: “One - Stop Shop” Cataract Strategy 78  Focused on Procedure Selling to Meet All Surgeon Needs BSS IOLs & Premium OVD Custom Procedure Packs Capsular Dyes Instruments & Knives CTR Phaco Packs Femtolaser Cataract Elios Phaco + Leading Cataract Equipment Companies Capsular Dyes Fluid Mgmt. CTR BSS Procedure Packs Knives Instruments OVD IOLs ■ ■ ■ ■ ■ ■ ■ ■ ■ Bausch + Lomb ■ ■ ■ ■ ■ ■ ■ ■ ■ Alcon ■ ■ ■ ■ ■ ■ J&J Vision ■ ■ ■ ■ Carl Zeiss Cataract Surgery Devices 1 1. Market Scope.

Steady Stream of Launches in *Premium* Categories[1]

2023-25

- enVista Aspire Monofocal+ IOL
- enVista Envy Trifocal IOL
- LuxSmart EDOF IOL
- LuxLife Trifocal IOL
- IC-8 Apthera IOL
- eyeTELLIGENCE
- SeeLuma Digital Visualization Platform
- ScoutPro Dry Eye Diagnostic
- StableVisc / TotalVisc OVD
- Teneo Excimer Laser (U.S.)
- Posterior Adaptive Fluidics (PAF)

2026

- Elios First Clinically-Validated MIGS Excimer Laser
- seeLYRA Next-Generation Femtosecond Laser
- Bi-Blade + 25k vit cutter (67% increase) with better efficiency and precision
- EyeGility – preloaded inserter

2027

- enVista Beyond EDOF IOL

2028

- seeNOVA Best-in-class Cataract / Retina Combo System
- LuxBoost Monofocal+ IOL
- LuxLift High-ADD IOL

- EXPANDING PREMIUM IOL PORTFOLIO
- ENTERING INTO NEW PRODUCT AND HIGH PROFITABILITY CATEGORIES
- LAUNCHING BEST-IN-CLASS NEXT GENERATION PRODUCTS

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1. See Slide 2 for further information on forward-looking statements.

DRIVE COST EFFICIENCIES STRENGTHEN CUSTOMER LOYALTY INCREASE PULL - THROUGH SALES STREAMLINE SUPPLY NETWORK Vertical integration of custom pack production to reduce CMO costs Transition machine pack and custom pack assembly to low - cost supply base Comprehensive Strategy to Drive Margin Expansion and Unlock Revenue Growth: Streamline production capacity across existing global supply network Optimizing partnerships of select products (viscoelastics, inserters, instruments) Expanding Manufacturing Capabilities & Optimizing Surgical Supply Network 80 1. See Slide 2 for further information on forward - looking statements. 1

Lux Platform enVista Platform EDOF High - Add / TORIC Launching 2028 1 Building IOL Portfolio Across All Segments Expanding in Premium IOLs – Market Projected to Grow +10% CAGR 2025 - 30 1,2 MONOFOCAL / TORIC MONOFOCAL+ / TORIC TRIFOCAL / TORIC EDOF / TORIC Launching 2027 1 MONOFOCAL / TORIC EDOF / TORIC TRIFOCAL / TORIC MONOFOCAL+ / TORIC Launching 2028 1 LUX BOOST TM LUX LIFT 81 1. See Slide 2 for further information on forward - looking statements. 2. Market Scope – IOL Market Report - (published March 2025).

Extended Depth of Focus IOL  enVista Beyond Completes Comprehensive  IOL Portfolio Designed to Build on the enVista Platform 2 Visual Acuity Greater DoF relative to enVista monofocal Greater performance relative to Vivity, Symfony Tilt & Decentration Halos Greater performance relative to Vivity, Symfony Pure Refractive Technology Expected Launch in 2027 1 enVista MX60E enVista Beyond Optical Bench Testing: 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 -5.0 -4.0 -3.0 -2.0 -1.0 0.0 1.0 2.0 MTF (50 c/mm) Defocus (D) - IOL plane Pupil 3.0 mm 82 1. See Slide 2 for further information on forward - looking statements. 2. Data on file.

Unlocking Growth Opportunities in *MIGS*

~80M People worldwide living with glaucoma[1]

~20% of patients undergoing cataract surgery have POAG / OHT[2]

<50% Cataract surgeons are performing MIGS today[3]

elios

The first clinically-validated excimer laser MIGS

Ten 210-µm "microchannels" are created in the TM using a precision excimer laser

Implant Free: Laser-based technology does not require a surgical implant

Lasting Results: Sustained IOP reduction and medication burden

Ease of Use: Rapid learning curve with 2-4 cases to surgeon proficiency

Safety Advantage: Non-thermal laser ablation to protect surrounding tissue



1. https://www.hopkinsmedicine.org/health/conditions-and-diseases/glaucoma.
2. seng, VL, Yu, F, et al. JAMA. 2012 Aug. 1.
3. Ophthalmology Management, February 2021.

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Backed by Extensive Clinical Data Elios is commercialized in Europe and clinically validated with 8 years of follow - up data 84 31 Months Post - Op Reduces Medication Burden Up to 80% of patients are medication free one year after surgery 2 Sustained Results Long - term micro channel patency 3 Lowers IOP IOP (>20%) for up to 8 years 1 1. Riesen M, Funk J, Töteberg - Harms M. Graefes Arch Clin Exp Ophthalmol . 2022 May. 2. Moreno Valladares A, Puerto Amorós N, Mendez Llatas M, Pazos López M, Ahmed IIK. Arch Soc Esp Oftalmol (Engl Ed). 2021 Mar. 3. Data on file.

Elios Is the Next Generation of Glaucoma Technology 85

Best - in - Class Cataract / Retina Combo System DUAL - MODE ASPIRATION Uncompromised post - occlusion chamber stability with customizable flow or vacuum control on demand CHALLENGE THE STATUS QUO Embracing disruptive technologies and rethink phacoemulsification surgical paradigms with alternative lens removal technologies LASER - BASED ILLUMINATION O ne million colors available, including four thousand shades of white, for optimal surgeon control and flexibility over contrast enhancement 86 1. See Slide 2 for further information on forward - looking statements. 2028 Launch 1

87 Delivering Improved Outcomes Over Current Microsurgical Systems 87

88 Next - Generation Femtosecond Laser BUILDING ON 15 YEARS EXPERIENCE WITH VICTUS 2H26 Launch 1 GREATER EFFICIENCY Designed for high volume cataract and refractive clinics: easy - to - use GUI, independency from a fixed patient bed, small footprint and mobility provides a simplified workflow in any OR environment OPTIMIZED OUTCOMES Improved cutting for flaps under a curved PI, designed for future integration of phaco system  complete FLACS workstation ENHANCED SAFETY Live optical coherence tomography (OCT) and camera 1. See Slide 2 for further information on forward - looking statements.

Expanding in *Premium* Surgical Categories[1]


enVista
BEYOND

EDOF LENS TO COMPLETE PREMIUM IOL PORTFOLIO

Launch Date: 2027
enVista Platform
Peak Sales: ~$300M

elios



FIRST CLINICALLY VALIDATED IMPLANT FREE MIGS EXCIMER LASER

Launch Date: 2H26 in U.S.
Peak Sales: ~$175M

see) NOVA



BEST-IN-CLASS CATARACT / RETINA COMBO SYSTEM

Launch Date: 2028
seeNOVA and Stellaris
Peak Sales: ~$450M

see) LYRA



NEXT GENERATION FEMTOSECOND LASER

Launch Date: 2H26
Peak Sales: ~$50M

1. See Slide 2 for further information on forward-looking statements.

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3 Key Takeaways Transforming Portfolio to a “One - Stop S hop” Steady Stream of Launches in Premium Categories Comprehensive Strategy to Drive Margin Expansion 1 2 3 90 1. See Slide 2 for further information on forward - looking statements. 1

Physician Panel Mark Schaeffer, OD, FAAO Optometrist, Ocular Disease & Contact Lenses, MyEye Dr Moderator: Cathleen McCabe, MD Strategic Medical Advisor, Bausch + Lomb Eric Donnenfeld , MD Cornea, Laser Cataract & Refractive Surgeon, OCLI William Trattler , MD Cataract, Refractive, and Corneal Surgeon, Center for Excellence in Eye Care Lejla Vajzovic , MD, FASRS Professor of Ophthalmology, Vitreoretinal Diseases & Surgery, Duke University 91

Q&A 92

Executing Strategy to Drive Step-Change Performance

Above-Market Revenue Growth & Meaningful Margin Expansion

Elevating Standard of Care with Disruptive Innovation

5-7%
2025-2028 CC Revenue CAGR[1,2,3]

ABOVE-MARKET REVENUE GROWTH

~23%
2028 Adj. EBITDA Margin (ex. Acq. IPR&D)[1,3]

~600 BPS EBITDA MARGIN EXPANSION 2025 to 2028

~$7B
Pipeline Potential Peak Sales[1,4]

PIPELINE TO DRIVE TRANSFORMATIVE VALUE

1. See Slide 2 for further information on forward-looking statements. The financial targets in this presentation are only effective as of the date given, November 13, 2025, and will not be updated or affirmed unless and until the Company publicly announces updated or affirmed financial targets, as the case may be. Distribution or reference of this deck following November 13, 2025, does not constitute the Company re-affirming financial targets.
2. Constant currency. Compounded Annual Growth Rate.
3. This is a non-GAAP measure or ratio. See Slide 2 and Appendix for further information on non-GAAP measures and ratios.
4. Represents total projected peak sales of pipeline products, with anticipated peaks staggered based on launch dates.

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Appendix

95 95 Key Modeling Assumptions (2025 - 2028) • 5 - 7% FY25 - 28 CC CAGR 2 Bausch + Lomb Revenue • 5 - 7% FY25 - 28 CC CAGR 2 Consumer Revenue • 5 - 7% FY25 - 28 CC CAGR 2 Contact Lens Revenue • 5 - 7% FY25 - 28 CC CAGR 2 Pharmaceuticals Revenue • 6 - 8% FY25 - 28 CC CAGR 2 Surgical Revenue • Modest Increase to ~8% in FY28 Adj. R&D (% of Revenue) 2 • ~19% in FY26 Expanding to ~23% in FY28 Adj. EBITDA Margin (ex. Acq. IPR&D) 2 • ~19 - 20% FY26 - 28 Adj. Tax Rate 2 • ~370M in FY28 Avg. Fully Diluted Share Count • Double Digit Growth FY26 - 28 Adj. EPS Attributable to B+L (ex. Acq. IPR&D) 2 • ~50% Conversion in FY28 Adj. Cash Flow From Operations to Adj. EBITDA Conversion 2 • Mid - single digits FY26 - 28 CapEx (% of Revenue) • ~3.5x Net Leverage by End of FY28 Net Leverage 2 1. See Slide 2 for further information on forward - looking statements. 2. This is a non - GAAP measure or ratio. See Slide 2 and Appendix for further information on non - GAAP measures and ratios. 1

96 96 Reconciliation of Reported Revenue to Constant Currency Revenue 1 and Constant Currency Revenue Growth 1 ($M) 1. This is a non - GAAP measure or non - GAAP ratio. See Slide 2 and this Appendix for further information on non - GAAP measures and rat ios. 2. The impact for changes in foreign currency exchange rates is determined as the difference in the current period reported reve nue s at their current period currency exchange rates and the current period reported revenues revalued using the monthly average currency exchange rates during the comparable prior perio d. Revenue as Reported Changes in Exchange Rates 2 Constant Currency Revenue (Non- GAAP) 1 Revenue as Reported Amount Pct. Amount Pct. Contact Lens 766 (3) 763 720 46 6% 43 6% September 30, 2025 September 30, 2024 Reported Revenue Constant Currency Revenue 1 Calculation of Constant Currency Revenue for the Nine Months Ended Change in Change in

Non-GAAP Appendix

Description of Non-GAAP Financial Measures

To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP financial measures and ratios. These measures and ratios do not have any standardized meaning under GAAP and other companies may use similarly titled non-GAAP financial measures and ratios that are calculated differently from the way we calculate such measures and ratios. Accordingly, our non-GAAP financial measures and ratios may not be comparable to similar non-GAAP measures and ratios of other companies. We caution investors not to place undue reliance on such non-GAAP measures and ratios, but instead to consider them with the most directly comparable GAAP measures and ratios. Non-GAAP financial measures and ratios have limitations as analytical tools and should not be considered in isolation. They should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

EBITDA/Adjusted EBITDA/Adjusted EBITDA Margin/Adjusted EBITDA excluding Acquired IPR&D/Adjusted EBITDA Margin excluding Acquired IPR&D

EBITDA (non-GAAP) is Net income (loss) attributable to Bausch + Lomb Corporation (its most directly comparable U.S. GAAP financial measure) adjusted for interest, income taxes, depreciation and amortization. Adjusted EBITDA (non-GAAP) is EBITDA (non-GAAP) further adjusted for the items described below. Management believes that Adjusted EBITDA (non-GAAP), along with the GAAP measures used by management, most appropriately reflect how the Company measures the business internally and sets operational goals and incentives. In particular, the Company believes that Adjusted EBITDA (non-GAAP) focuses management on the Company's underlying operational results and business performance. As a result, the Company uses Adjusted EBITDA (non-GAAP) both to assess the actual financial performance of the Company and to forecast future results as part of its guidance. Management believes Adjusted EBITDA (non-GAAP) is a useful measure to evaluate current performance. Adjusted EBITDA (non-GAAP) is intended to show our unleveraged, pre-tax operating results and therefore reflects our financial performance based on operational factors. In addition, cash bonuses for the Company's executive officers and other key employees are based, in part, on the achievement of certain Adjusted EBITDA (non-GAAP) targets.

Adjusted EBITDA margin (non-GAAP) is Adjusted EBITDA (non-GAAP) divided by Revenues.

Adjusted EBITDA (non-GAAP) Adjustments

Adjusted EBITDA (non-GAAP) is net income (loss) attributable to the Company (its most directly comparable GAAP financial measure) adjusted for interest expense, net, (benefit from) provision for income taxes, depreciation and amortization and the following items:

Asset impairments: The Company has excluded the impact of impairments of finite-lived and indefinite-lived intangible assets as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions and divestitures. The Company believes that the adjustments of these items correlate with the sustainability of the Company's operating performance. Although the Company excludes impairments of intangible assets from measuring the performance of the Company and its business, the Company believes that it is important for investors to understand that intangible assets contribute to revenue generation.

Restructuring, integration and transformation costs: The Company has incurred restructuring costs as it implemented certain strategies, which involved, among other things, improvements to its infrastructure and operations, internal reorganizations and impacts from the divestiture of assets and businesses. With regard to infrastructure and operational improvements which the Company has taken to improve efficiencies in the businesses and facilities, these tend to be costs intended to right size the business or organization that fluctuate significantly between periods in amount, size and timing, depending on the improvement project, reorganization or transaction. Additionally, with the completion of the B+L IPO, as the Company prepares for post-Separation operations, the Company is launching certain transformation initiatives that will result in certain changes to and investment in its organizational structure and operations. These transformation initiatives arise outside of the ordinary course of continuing operations and, as is the case with the Company's restructuring efforts, costs associated with these transformation initiatives are expected to fluctuate between periods in amount, size and timing. These out-of-the-ordinary-course charges include third party advisory costs, as well as certain compensation-related costs. Investors should understand that the outcome of these transformation initiatives may result in future restructuring actions and certain of these charges could recur. The Company believes that the adjustments of these items provide supplemental information with regard to the sustainability of the Company's operating performance, allow for a comparison of the financial results to historical operations and forward-looking guidance and, as a result, provide useful supplemental information to investors.

Acquisition-related costs and adjustments excluding amortization of intangible assets: The Company has excluded the impact of acquisition-related costs and fair value inventory step-up resulting from acquisitions as the amounts and frequency of such costs and adjustments are not consistent and are significantly impacted by the timing and size of its acquisitions. In addition, the Company excludes the impact of acquisition-related contingent consideration non-cash adjustments due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions with respect to fair value estimates, and the amount and frequency of such adjustments are not consistent and are significantly impacted by the timing and size of the Company's acquisitions, as well as the nature of the agreed-upon consideration.

Share-based compensation: The Company excludes costs relating to share-based compensation. The Company believes that the exclusion of share-based compensation expense assists investors in the comparisons of operating results to peer companies. Share-based compensation expense can vary significantly based on the timing, size and nature of awards granted.

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Non-GAAP Appendix

Adjusted EBITDA (non-GAAP) Adjustments (continued)

Separation costs and separation-related costs: The Company has excluded certain costs incurred in connection with activities taken to: (i) separate the Bausch + Lomb business from the remainder of BHC and (ii) register the Bausch + Lomb business as an independent publicly traded entity. Separation costs are incremental costs directly related to effectuating the separation of the Bausch + Lomb business from the remainder of BHC and include, but are not limited to, legal, audit and advisory fees, talent acquisition costs and costs associated with establishing a new board of directors and audit committee. Separation-related costs are incremental costs indirectly related to the separation of the Bausch + Lomb business from the remainder of BHC and include, but are not limited to, IT infrastructure and software licensing costs, rebranding costs and costs associated with facility relocation and/or modification. As these costs arise from events outside of the ordinary course of continuing operations, the Company believes that the adjustments of these items provide supplemental information with regard to the sustainability of the Company's operating performance, allow for a comparison of the financial results to historical operations and forward-looking guidance and, as a result, provide useful supplemental information to investors.

Gain (Loss) on extinguishment of debt: The company has excluded gain (loss) on extinguishment of debt as this represents a loss from refinancing our existing debt and is not a reflection of our operations for the period. Further, the amount and frequency of such amounts are not consistent and are significantly impacted by the timing and size of debt financing transactions and other factors in the debt market that are not in management's control. Bausch + Lomb did not have any material losses on extinguishment of debt prior to the second quarter of 2025.

Other Non-GAAP adjustments: The Company also excludes certain other amounts, including IT infrastructure investment, litigation and other matters, gain/(loss) on sales of assets and certain other amounts that are the result of other, non-comparable events to measure operating performance if and when present in the periods presented. These events arise outside of the ordinary course of continuing operations. Given the unique nature of the matters relating to these costs, the Company believes these items are not routine operating expenses. For example, legal settlements and judgments vary significantly, in their nature, size and frequency, and, due to this volatility, the Company believes the costs associated with legal settlements and judgments are not routine operating expenses. The Company excluded these costs as this event is outside of the ordinary course of continuing operations and is infrequent in nature. The Company believes that the exclusion of such out-of-the-ordinary-course amounts provides supplemental information to assist in the comparison of the financial results of the Company from period to period and, therefore, provides useful supplemental information to investors. However, investors should understand that many of these costs could recur and that companies in our industry often face litigation.

Adjusted EBITDA excluding Acquired In-Process Research and Development (IPR&D) is Adjusted EBITDA (non-GAAP) further adjusted to exclude Acquired IPR&D. Adjusted EBITDA Margin excluding Acquired In-Process Research and Development (IPR&D) is Adjusted EBITDA (non-GAAP) further adjusted to exclude Acquired IPR&D divided by Revenues. The IPR&D expenditures represent costs directly resulting from business development transactions and not through the normal course of business. The Company believes that the exclusion of such out-of-the-ordinary-course amounts provides supplemental information to assist in the comparison of the financial results of the Company from period to period and, therefore, provides useful supplemental information to investors in assessing our performance. However, investors should understand that the Company may enter into additional business development transactions in the future and, as a result, such acquired IPR&D may recur in the future.

Constant Currency

Constant currency change or constant currency growth is calculated by adjusting or further adjusting a measure or ratio by changes in or impact of foreign currency exchange rates. Constant currency impact is determined by comparing 2025 amounts adjusted to exclude currency impact, calculated using 2024 monthly average exchange rates, to the actual 2024 reported amounts. Constant currency revenue is GAAP revenue (its most directly comparable GAAP financial measure) adjusted for changes in foreign currency exchange rates. The Company uses Constant Currency Revenues (non-GAAP) and Constant Currency Revenue Growth (non-GAAP) to assess performance of its reportable segments, and the

Company in total, without the impact of foreign currency exchange fluctuations. The Company believes that such measures are useful to investors as they provide a supplemental period-to-period comparison. Although changes in foreign currency exchange rates are part of our business, they are not within management's control. Changes in foreign currency exchange rates, however, can mask positive or negative trends in the underlying business performance.

Adjusted Cash Flow from Operations/Adjusted Cash Flow from Operations to Adj. EBITDA (excl. Acq. IPR&D) conversion

Adjusted cash flow from operations (non-GAAP) is Cash flow from operations/Cash used in operations (loss) attributable to Bausch + Lomb Corporation (its most directly comparable GAAP financial measure) adjusted for: (i) payments of legacy legal settlements, net of insurance proceeds, if any (ii) payments for separation costs, IPO costs, separation-related costs, and IPO-related costs (iii) payments for business transformation costs and (iv) payments for financing fees related to the modification of debt, if any. Management believes that Adjusted cash flow from operations (non-GAAP), along with the GAAP and non-GAAP measures used by management, most appropriately reflect how the Company measures the business internally. The Company uses Adjusted cash flow from operations (non-GAAP) both to assess the actual financial performance of the Company and to forecast future results as part of its guidance. Management believes Adjusted cash flow from operations (non-GAAP) is a useful measure to evaluate current performance amounts. As these payments arise from events outside of the ordinary course of continuing operations as discussed above, the Company believes that the adjustments of these items provide supplemental information with regard to the sustainability of the Company's cash from operations, allow for a comparison of the financial results to historical operations and forward-looking guidance and, as a result, provide useful supplemental information to investors. Adjusted cash flow from operations to Adj. EBITDA (excl. Acq. IPR&D) conversion is Adjusted cash flow from operations divided by Adjusted EBITDA (excluding Acquired IPR&D).

Net Leverage

Net Leverage is the ratio of net debt (which is calculated as total debt (its GAAP equivalent) less cash and cash equivalents) over Adjusted EBITDA (excluding Acquired IPR&D). Management believes that net leverage is an important measure of our overall liquidity position and an indicator of our ability to meet financial obligations.

Adjusted Tax Rate

Adjusted Tax Rate (the most directly comparable financial measure for which is our GAAP tax rate) includes the tax impact of the various non-GAAP adjustments used in calculating our non-GAAP measures. However, due to the differences in the tax treatment of items excluded from non-GAAP earnings, our adjusted tax rate will differ from our GAAP tax rate and from our actual tax liabilities.

Adjusted Earnings Per Share (EPS)/Adjusted EPS excluding Acquired IPR&D

Adjusted earnings per share or Adjusted EPS (non-GAAP) is calculated as Diluted income per share attributable to Bausch + Lomb Corporation ("GAAP EPS") (its most directly comparable GAAP financial measure), adjusted for the per diluted share impact of each adjustment made to reconcile Net income (Loss) attributed to Bausch + Lomb Corporation to Adjusted net income (non-GAAP) as discussed above. Adjusted EPS excluding Acquired IPR&D (non-GAAP) is Adjusted EPS (non-GAAP) further adjusted for the per diluted share impact of Acquired IPR&D. Like Adjusted net income (non-GAAP), Adjusted EPS (non-GAAP) and Adjusted EPS excluding Acquired IPR&D excludes the impact of certain items that may obscure trends in the Company's underlying performance on a per share basis. By disclosing these non-GAAP measures, it is management's intention to provide investors with a meaningful, supplemental comparison of the Company's results and trends for the periods presented on a diluted share basis. Accordingly, the Company believes that Adjusted EPS (non-GAAP) and Adjusted EPS excluding Acquired IPR&D (non-GAAP) are useful to investors in their assessment of the Company's operating performance, the valuation of the Company and an investor's return on investment. It is also noted that, for the periods presented, our GAAP EPS was significantly lower than our Adjusted EPS (non-GAAP) and Adjusted EPS less Acquired IPR&D (non-GAAP).

Adjusted R&D Expense

Adjusted R&D expenses (non-GAAP) represents research and development expenses ("R&D expenses") (its most directly comparable GAAP financial measure), adjusted to exclude certain separation-related costs. See the discussion under "Other NonGAAP adjustments" above. Management uses Adjusted R&D (non-GAAP), along with GAAP measures, as a supplemental measure for period-to-period comparison to understand and evaluate each segment's ability to control costs. The Company believes that Adjusted R&D (non-GAAP) is useful to investors as it provides consistency and comparability with our past financial performance and facilitates period-to-period comparisons of our R&D expenses, as this measure eliminates the effects of separation-related costs ,which given their nature and frequency, are outside the ordinary course and relate to unique circumstances.

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